SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]  Preliminary Proxy Statement        [_] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Gouverneur Bancorp, Inc.
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              (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:
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Additional Proxy Soliciting Material:

                            Gouverneur Bancorp, Inc.
                                42 Church Street
                                   PO Box 297
                         Gouverneur, New York 13642-0297

                         315-287-2600 Fax: 305-287-3340

                                              October 8, 1999

Dear Shareholder:

         We recently mailed you proxy materials for our Special Meeting of Stockholders on October 27, 1999. Those proxy materials included a proxy card for you to complete.

         According to our records, we have not yet received your proxy card for the meeting.

         Our Board of Directors unanimously recommends that you vote in favor of the two proposals listed on the proxy card, and I urge you to do so. Your vote is important. Please sign and return your proxy card today in the envelope we have provided so that your shares will be voted at the meeting. Another proxy card is enclosed for your convenience.

         Because mail is sometimes delayed or lost, please send us the enclosed proxy card even if you have already returned the original.

         Thank you very much.



                                            Sincerely,

                                            /s/ RICHARD F. BENNETT
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                                            Richard F. Bennett, President